UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2025

First Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Indiana	0-25023	35-2056949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Federal Drive N.W., Corydon, Indiana 47112

(Address of Principal Executive Offices) (Zip Code)

(812) 738-2198

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FCAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

On August 29, 2025, First Capital, Inc. (the “Company”) entered into a Joint Rule 10b5-1/Rule 10b-18 Plan Agreement (the “Plan”) under which the Company’s designated broker will have the authority to repurchase up to 113,236 shares of common stock of the Company commencing on September 4, 2025 and expiring August 28, 2026, unless terminated earlier pursuant to the terms of the Plan. The Plan is intended to be administered in accordance with the terms of Rule 10b-18 and 10b5-1, which provide safe harbor from liability for stock manipulation and insider trading rules, respectively.

The Plan has been established in connection with the Company’s previously disclosed stock repurchase authorization (the “Repurchase Authorization”), which was approved by the Company’s Board of Directors on August 19, 2008, and authorized the repurchase of up to 240,467 shares of the Company’s common stock, as conditions warrant. As of August 29, 2025, 127,231 shares of Company common stock had been repurchased under the Repurchase Authorization. The timing and extent of the repurchases under the Plan are subject to Securities and Exchange Commission (the “SEC”) regulations as well as certain price, market volume and timing constraints specified in the Plan.

Cautionary Note Regarding Forward-Looking Statements

This report certains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. Forward-looking statements are not historical facts nor guarantees of future performance; rather, they are statements based on the Company’s current beliefs, assumptions, and expectations regarding its business strategies and their intended results and its future performance. Numerous risks and uncertainties could cause or contribute to the Company’s actual results, performance and achievements to be materially different from those expressed or implied by these forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; competition; the ability of the Company to execute its business plan; legislative and regulatory changes; the quality and composition of the loan and investment portfolios; loan demand; deposit flows; changes in accounting principles and guidelines; and other factors disclosed periodically in the Company’s filings with the Securities and Exchange Commission. Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report, the Company’s reports, or made elsewhere from time to time by the Company or on its behalf. These forward-looking statements are made only as of the date of this report, and the Company assumes no obligation to update any forward-looking statements after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1         Press Release dated August 29, 2025

Exhibit 104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL, INC.

Date: August 29, 2025	By:	/s/ Joshua P. Stevens
		Name:	Joshua P. Stevens
		Title:	Executive Vice President and Chief Financial Officer